UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2005


                                SPAR Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                     0-27824                   33-0684451
          --------                     -------                   ----------
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)               File No.)              Identification No.)


580 White Plains Road, Tarrytown, New York                   10591
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(Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (914) 332-4100


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01  Changes in Registrant's Certifying Accountant.

On January 25, 2005, Rehmann Robson ("R&R") were formally appointed as the independent registered public accounting firm for SPAR Group, Inc. ("SGRP") and its subsidiaries (collectively, the "Company") for the fiscal year ended December 31, 2004. The appointment replaces Ernst & Young LLP ("E&Y"), the Company's former independent registered public accounting firm, which resigned on October 4, 2004. The resignation of E&Y was previously reported on Form 8-K dated (Date of earliest event reported) October 8, 2004 filed with the Securities and Exchange Commission (the "SEC") on October 8, 2004.

During the two most recent fiscal years and the interim period preceding the appointment of R&R, the Company has not consulted R&R regarding either (i) the application of the accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that R&R concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv)) or a reportable event (as defined in Regulation S-K, Item 304(a)(1)).

The Company has also provided R&R with a copy of this Report and provided R&R with the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views or the respects in which R&R does not agree with the statements made in this Report. R&R has advised the Company that it does not intend to issue any such letter.

Item 9.01           Financial Statements and Exhibits.

     (a)  Financial statements of business acquired:

          None.

     (b)  Pro forma financial information:

          None.

     (c)  Exhibits:

          None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2005

                                SPAR Group, Inc.

                                By: /s/ Charles Cimitile
                                    --------------------------------------------
                                    Name:  Charles Cimitile
                                    Title: Chief Financial Officer